Exhibit 99.1
STATEMENT OF POLICIES RELATING TO POTENTIAL
CONFLICTS AMONG ENERGY TRANSFER PARTNERS, L.P., ENERGY TRANSFER
EQUITY, L.P. AND REGENCY ENERGY
PARTNERS LP
     This Statement of Policies Related to Potential Conflicts among Energy Transfer Partners, L.P., Energy Transfer Equity, L.P. and Regency Energy Partners LP (the “Statement”) specifies the policies and procedures that have been adopted by Energy Transfer Equity, L.P. (“ETE”), Energy Transfer Partners, L.P. (“ETP”) and Regency Energy Partners LP (“Regency”), as authorized and approved by their respective general partners as of August 10, 2010, to address potential conflicts among, and protect the confidential and proprietary information of, ETE, ETP and Regency. Other capitalized terms are defined in Section 10.
1. Corporate Governance
     1.1 Independent Directors. Each of ETE GP, ETP GP and Regency GP will have at least three Independent Directors on its board of directors; provided, however, in the event of a resignation, death or removal of any such Independent Director, the applicable entity will endeavor to replace such Independent Director within the time period specified in the regulations of the applicable national securities market upon which the securities of ETE, ETP or Regency, as the case may be, are then listed for trading.
     1.2 Directors and Invited Guests to Board Meetings.
     (a) No director, officer, employee or other representative of any of the ETP Entities or any of the Enterprise Entities will serve on the board of directors of Regency GP, and no director, officer, employee or other representative of any of the Regency Entities will serve on the board of directors of ETP GP.
     (b) ETE, as the direct or indirect owner of 100% of the member interests of Regency GP, may appoint one or more Regency Representatives to serve on the board of directors of Regency GP subject to (i) the restriction related to Commercially Sensitive Information set forth in this Statement, (ii) such individual’s acknowledgement and agreement that, in the event that any of the relevant antitrust authorities require any such individual to terminate such individual’s position as a director of Regency GP based on antitrust law, such individual will promptly resign from the board of directors of Regency GP, and (iii) such person’s written acknowledgement of such restriction in the form provided in Appendix A to this Statement.
     (c) In addition, the participation by any officer, director, employee or other representative of any of the ETE Entities or any of the ETP Entities as an invited guest at any meeting of the board of directors of Regency GP will also be subject to (i) the restrictions related to Commercially Sensitive Information set forth in this Statement (including those set forth in Section 4.2(a)(v)), (ii) such person’s written acknowledgement of such restriction in the form provided in Appendix A to this Statement and (iii) the recusal of such guest from such meeting at the request of any director of Regency GP.

     (d) ETE, as the direct or indirect owner of 100% of the member interests of ETP GP, may appoint one or more ETP Representatives to serve on the board of directors of ETP GP subject to (i) the restriction related to Commercially Sensitive Information set forth in this Statement, (ii) such individual’s acknowledgement and agreement that, in the event that any of the relevant antitrust authorities require any such individual to terminate such individual’s position as a director of ETP GP based on antitrust law, such individual will promptly resign from the board of directors of ETP GP, and (iii) such person’s written acknowledgement of such restriction in the form provided in Appendix B to this Statement.
     (e) In addition, the participation by any officer, director, employee or other representative of any of the ETE Entities or any of the Regency Entities as an invited guest at any meeting of the board of directors of ETP GP will also be subject to (i) the restrictions related to Commercially Sensitive Information set forth in this Statement (including those set forth in Section 4.1(a)(v)), (ii) such person’s written acknowledgement of such restriction in the form provided in Appendix B to this Statement and (iii) the recusal of such guest from such meeting at the request of any director of ETP GP.
2. Separate Employees
     None of the ETP Entities will employ any person who is, or was within the prior six months (or the prior 12 months in the case of a management level employee), an employee of any of the Regency Entities (other than any employee of the ETP Entities on the date hereof) without prior written approval of the ETP Screening Committee. None of the Regency Entities will employ any person who is, or was within the prior six months (or the prior 12 months in the case of a management level employee), an employee of any of the ETP Entities (other than any employee of the Regency Entities on the date hereof) without prior written approval of the Regency Screening Committee.
3. Transactions Among the Parties
     3.1 Notwithstanding anything to the contrary in this Statement, any material transaction between or among any of the ETE Entities, any of the ETP Entities, and/or any of the Regency Entities (excluding any transaction that was consummated prior to the date of the adoption of this Statement or any transaction that is effectuated subsequent to the date of the adoption of this Statement pursuant to any agreement between or among any of such parties that was entered into prior to the date of the adoption of this Statement) will require:
     (a) if any of the ETE Entities is a party to such transaction, the prior approval of the ETE Conflicts Committee (unless the Board of Directors of ETE GP determines to resolve any conflict of interest related to the ETE Entities related to such transaction in accordance with Section 7.9(a) of the ETE Partnership Agreement without seeking Special Approval (as such term is defined in the ETE Partnership Agreement)),
     (b) if any of the ETP Entities is a party to such transaction, the prior approval of the ETP Conflicts Committee (unless the Board of Directors of ETP GP determines to resolve any conflict of interest related to the ETP Entities related to such transaction in accordance with Section 7.9(a) of the ETP Partnership Agreement without seeking Special Approval (as such term is defined in the ETP Partnership Agreement)); or
     (c) if any of the Regency Entities is a party to such transaction, the prior approval of the Regency Conflicts Committee (unless the Board of Directors of Regency GP determines to resolve any conflict of interest related to the Regency Entities related to such transaction in accordance with Section 7.9(a) of the Regency Partnership Agreement without seeking Special Approval (as such term is defined in the Regency Partnership Agreement)).
For the avoidance of doubt, when determining whether a transaction is or is not “material” for purposes of this Section 3.1, the relevant entity may consider both quantitative and qualitative aspects of such transaction.
     3.2 Prior to providing any Commercially Sensitive Information related to any of the ETE Entities, any of the ETP Entities or any of the Regency Entities, as the case may be, in connection with any such transaction, the applicable parties to such transaction will enter into a confidentiality agreement covering such information substantially in the form attached as Appendix C to this Statement.
     3.3 In addition, the parties acknowledge that each of ETE, ETP and Regency will be subject to any obligations imposed under their respective credit agreements, indentures and other material agreements related to transactions with affiliates.
4. Screening of Commercially Sensitive Information
     4.1 Provisions Related to ETP Entities
     (a) The ETP Entities will take reasonable precautions to ensure that the ETP Entities do not provide any Commercially Sensitive Information to any of the ETE Entities or any of the Regency Entities, or any of their respective directors, officers, employees or representatives, provided that the ETP Entities will be entitled to provide Commercially Sensitive Information pursuant to any one or more of the following provisions:
     (i) the ETP Entities will be entitled to provide Commercially Sensitive Information related to the ETP Entities to any ETP Dedicated ETE Board Member or any ETP Dedicated ETE Employee; provided that none of the ETP Dedicated ETE Board Members or ETP Dedicated ETE Employees will provide such Commercially Sensitive Information to any officer, director, employee or representative of any of the ETE Entities or any of the Regency Entities who is not an ETP Dedicated ETE Board Member or an ETP Dedicated ETE Employee;
     (ii) in the event that (A) the Commercially Sensitive Information relates to a Development Opportunity identified by, or made available to, any of the ETP Entities and (B) the ETP Screening Committee unanimously determines that such Development Opportunity is not an opportunity that the ETP Entities desire to pursue at such time due to the projected economics related to such Development Opportunity, the capital requirements related to such Development Opportunity, the strategic implications of such Development Opportunity or any other factors deemed relevant by the ETP Screening Committee, then such information will no longer be considered to be Commercially Sensitive Information and the ETP Entities will be permitted (but not required) to provide such information to any of the ETE Entities or any of the Regency Entities, and in the event the ETP Entities do present such information to any of the ETE Entities or any of the Regency Entities, the ETP Screening Committee will inform the ETP Conflicts Committee of such determination and the reasons therefor and the provision of such information no later than the next regularly scheduled meeting of the Board of Directors of ETP GP;
     (iii) in the event that (A) the Commercially Sensitive Information relates to a Development Opportunity identified by, or made available to, any of the ETP Entities, (B) either (I) the ETP Screening Committee does not unanimously make the determination specified in Section 4.1(a)(ii) or (II) one or more of the members of the ETP Screening Committee desires to involve the ETP Conflicts Committee in determining whether such Development Opportunity is an opportunity that the ETP Entities should retain, and (C) in either such case, the ETP Conflicts Committee determines that such Development Opportunity is not an opportunity that the ETP Entities desire to pursue at such time due to the projected economics related to such Development Opportunity, the capital requirements related to such Development Opportunity, the strategic implications of such Development Opportunity or any other factors deemed relevant by the ETP Conflicts Committee, then the ETP Entities will be permitted (but not required) to present such Development Opportunity to any of the ETE Entities or any of the Regency Entities;
     (iv) in the event that the ETP Screening Committee reasonably determines it is in the best interests of the ETP Entities to pursue a Development Opportunity in conjunction with any of the Regency Entities due to (A) the gas gathering, gas processing and/or gas pipeline infrastructure of the Regency Entities that may be beneficial to the ETP Entities in pursuing such Development Opportunity, (B) relationships of the Regency Entities with natural gas producers that may be beneficial to the ETP Entities in pursuing such Development Opportunity, (C) the possibility of obtaining capital from the Regency Entities to fund all or a portion of the capital requirements for such Development Opportunity, or (D) any other business rationale in connection with pursuing such Development Opportunity that would cause the ETP Entities to desire to provide Commercially Sensitive Information regarding such Development Opportunity to an unaffiliated third party in a similar circumstance, then the ETP Entities may provide Commercially Sensitive Information related to such Development Opportunity to any of the Regency Entities for the purpose of jointly pursuing such Development Opportunity; provided that, prior to the provision of any such information, ETP and Regency will have entered into a confidentiality agreement covering such information substantially in the form attached as Appendix C to this Statement, and provided further that the ETP Screening Committee will inform the ETP Conflicts Committee of such determination and the reasons therefor and the provision of such information no later than the next regularly scheduled meeting of the Board of Directors of ETP GP; and
     (v) the ETP Entities may provide Commercially Sensitive Information related to any of the ETP Entities to any of the members of the Board of Directors of ETE GP, any of the ETP Dedicated ETE Employees or any of the Designated Regency Representatives in accordance with the following:
     (A) before so providing any such information, the General Counsel of ETP GP will confer with the General Counsel of Regency GP, under an agreement of confidentiality, and confirm that no such information to be provided relates to a Development Opportunity currently being pursued or under consideration by any of the Regency Entities or is subject to third party confidentiality restrictions or antitrust restrictions; and
     (B) if such confirmation is obtained, any such member of the Board of Directors of ETE, any such ETP Dedicated ETE Employee or any such Designated Regency Representative who receives such Commercially Sensitive Information from any of the ETP Entities (I) will not provide such Commercially Sensitive Information to any other Regency Representative, (II) will not use such Commercially Sensitive Information for any purpose other than to allow any such person to offer advice to the management personnel of the ETP Entities (it being recognized and acknowledged that the management and control of the ETP Entities remains subject to the direction and authority of ETP GP to the extent specified in the ETP Governance Agreements), and (III) will deliver to ETP GP a written acknowledgement of the restrictions on the use of such Commercially Sensitive Information in the form provided in Appendix B to this Statement.
     (b) Notwithstanding anything to the contrary in this Section 4.1, the ETP Entities may provide Commercially Sensitive Information related to any of the ETP Entities to any of the ETE Entities, any of the Regency Entities, or any of their respective directors, officers, employees or representatives, upon the prior approval of the ETP Conflicts Committee.
     (c) For the avoidance of doubt, if a Development Opportunity pursued jointly with one or more Regency Entities becomes a material transaction between or among any of the ETE Entities, the ETP Entities and/or the Regency Entities, the permitted provision of Commercially Sensitive Information under Section 4.1(a)(iv) does not alter the necessity of the application of Section 3.1 with respect to such transaction.

     4.2 Provisions Related to Regency Entities
     (a) The Regency Entities will take reasonable precautions to ensure that the Regency Entities do not provide any Commercially Sensitive Information to any of the ETE Entities or any of the ETP Entities, or any of their respective directors, officers, employees or representatives, provided that the Regency Entities will be entitled to provide Commercially Sensitive Information pursuant to any one or more of the following provisions:
     (i) The Regency Entities will be entitled to provide Commercially Sensitive Information related to the Regency Entities to any Regency Dedicated ETE Board Member or any Regency Dedicated ETE Employee; provided that none of the Regency Dedicated ETE Board Members or Regency Dedicated ETE Employees will provide such Commercially Sensitive Information to any officer, director, employee or representative of any of the ETP Entities or any of the ETE Entities who is not a Regency Dedicated ETE Board Members or a Regency Dedicated ETE Employee;
     (ii) in the event that (A) the Commercially Sensitive Information relates to a Development Opportunity identified by, or made available to, any of the Regency Entities and (B) the Regency Screening Committee unanimously determines that such Development Opportunity is not an opportunity that the Regency Entities desire to pursue at such time due to the projected economics related to such Development Opportunity, the capital requirements related to such Development Opportunity, the strategic implications of such Development Opportunity or any other factors then deemed relevant by the Regency Screening Committee, then such information will no longer be considered to be Commercially Sensitive Information and the Regency Entities will be permitted (but not required) to provide such information to any of the ETE Entities or any of the ETP Entities, and in the event the Regency Entities do present such information to any of the ETE Entities or any of the ETP Entities, the Regency Screening Committee will inform the Regency Conflicts Committee of such determination and the reasons therefor and the provision of such information no later than the next regularly scheduled meeting of the Board of Directors of Regency GP;
     (iii) in the event that (A) the Commercially Sensitive Information relates to a Development Opportunity identified by, or made available to, any of the Regency Entities, (B) either (I) the Regency Screening Committee does not unanimously make the determination specified in Section 4.2(a)(ii) or (II) one or more of the members of the Regency Screening Committee desires to involve the Regency Conflicts Committee in determining whether such Development Opportunity is an opportunity that the Regency Entities should retain, and (C) in either such case, the Regency Conflicts Committee determines that such Development Opportunity is not an opportunity that the Regency Entities desire to pursue at such time due to the projected economics related to such Development Opportunity, the capital requirements related to such Development Opportunity, the strategic implications of such Development Opportunity or any other factors deemed relevant by the Regency Conflicts Committee, then the

Regency Entities will be permitted (but not required) to present such Development Opportunity to any of the ETE Entities or any of the ETP Entities;
     (iv) in the event that the Regency Screening Committee reasonably determines it is in the best interests of the Regency Entities to pursue a Development Opportunity in conjunction with ETE or any of the ETP Entities due to (A) the gas gathering, gas processing and/or gas pipeline infrastructure of ETE or the ETP Entities that may be beneficial to the Regency Entities in pursuing such Development Opportunity, (B) relationships of ETE or the ETP Entities with natural gas producers that may be beneficial to the Regency Entities in pursuing such Development Opportunity, (C) the possibility of obtaining capital from ETE or any of the ETP Entities to fund all or a portion of the capital requirements for such Development Opportunity, or (D) any other business rationale that would cause the Regency Entities to desire to provide Commercially Sensitive Information regarding such Development Opportunity to an unaffiliated third party in connection with pursuing such Development Opportunity, then the Regency Entities may provide Commercially Sensitive Information related to such Development Opportunity to any of the ETP Entities for the purpose of jointly pursuing such Development Opportunity; provided that, prior to the provision of any such information, ETP and Regency will have entered into a confidentiality agreement covering such information in the form attached as Appendix C to this Statement, and provided further that the Regency Screening Committee will inform the Regency Conflicts Committee of such determination and the reasons therefor and the provision of such information no later than the next regularly scheduled meeting of the Board of Directors of Regency GP; and
     (v) the Regency Entities may provide Commercially Sensitive Information related to any of the Regency Entities to any of the members of the Board of Directors of ETE GP, any of the Regency Dedicated ETE Employees or any of the Designated ETP Representatives in accordance with the following:
     (A) before so providing any such information, the General Counsel of Regency GP will confer with the General Counsel of ETP GP, under an agreement of confidentiality, and confirm that no such information to be provided relates to a Development Opportunity currently being pursued or under consideration by any of the ETP Entities or is subject to third party confidentiality restrictions or antitrust restrictions; and
     (B) if such confirmation is obtained, any such member of the Board of Directors of ETE GP, any such Regency Dedicated ETE Employee or any such Designated ETP Representative who receives such Commercially Sensitive Information from any of the Regency Entities (I) will not provide such Commercially Sensitive Information to any other ETP Representative, (II) will not use such Commercially Sensitive Information for any purpose other than to allow any such person to offer advice to the management personnel of the Regency Entities (it being recognized and acknowledged that the management and control of the Regency Entities remains subject to the direction and authority of Regency GP to the extent specified in the Regency Governance Agreements), and (III) will deliver to Regency GP a written acknowledgement of the restrictions on the use of such Commercially Sensitive Information in the form provided in Appendix A to this Statement.
     (b) Notwithstanding anything to the contrary in this Section 4.2, the Regency Entities may provide Commercially Sensitive Information related to any of the Regency Entities to any of the ETE Entities, any of the ETP Entities, or any of their respective directors, officers, employees or representatives, upon the prior approval of the Regency Conflicts Committee.
     (c) For the avoidance of doubt, if a Development Opportunity pursued jointly with one or more ETE Entities or ETP Entities becomes a material transaction between or among any of the ETE Entities, the ETP Entities and/or the Regency Entities, the permitted provision of Commercially Sensitive Information under Section 4.2(a)(iv) does not alter the necessity of the application of Section 3.1 with respect to such transaction.
     4.3 Delegation of Authority of ETE GP Board. If there is a Development Opportunity that the ETP Entities, on the one hand, and the Regency Entities, on the other hand, are both pursuing or the Board of Directors of ETE GP is asked to take action on any matter relating to a Potentially Overlapping Business in respect of the ETP Entities and the Regency Entities, the Board of Directors of ETE GP will delegate full authority to take any actions that may be required or permitted to be taken by the Board of Directors of ETE GP in connection with such Development Opportunity or Potentially Overlapping Business to (i) in the case of any decisions required to be made in respect of the ETP Entities, the ETP Dedicated Committee, and (ii) in the case of any decisions required to be made in respect of the Regency Entities, the Regency Dedicated Committee.
     4.4 Enterprise Related Provisions
     (a) The ETE Entities and the ETP Entities will not provide to any of the Enterprise Entities or any of their respective directors, officers, employees or representatives any Commercially Sensitive Information related to any of the Regency Entities.
     (b) The Regency Entities will not provide to any of the Enterprise Entities or any of their respective directors, officers or employees or representatives any Commercially Sensitive Information related to any of the ETE Entities or any of the ETP Entities.
5. Approval Requirements for Boards of Directors and Conflicts Committee
     Any approvals by the Board of Directors or Conflicts Committee of any of ETE GP, ETP GP or Regency GP pursuant to this Statement will be subject to any notice requirements, quorum requirements or vote requirements specified in the ETE Governance Agreements, the ETP

Governance Agreements or the Regency Governance Agreements, as the case may be, applicable to such entity.
6. Audit Rights
     6.1 The Board of Directors of each of ETP GP and Regency GP (or an authorized committee thereof, including the Conflicts Committee of such Board of Directors) shall have, subject to compliance with applicable law, the right to request reasonable access to the offices, properties, books and records of the ETE Entities and the employees, officers and directors of the ETE Entities to determine whether the ETE Entities and their respective representatives, employees, officers and directors are complying with their obligations under this Statement.
     6.2 Each Regency Dedicated ETE Employee, Regency Dedicated ETE Board Member, Designated ETP Representative and each other board member, officer, employee or other representative of any of the ETE Entities or any of the ETP Entities who has received Commercially Sensitive Information related to any of the Regency Entities will deliver to the General Counsel of Regency GP, before December 31 of each year, a written affirmation that such person remains fully in compliance with this Statement with respect to all such Commercially Sensitive Information theretofore received by such person.
     6.3 Each ETP Dedicated ETE Employee, ETP Dedicated ETE Board Member, Designated Regency Representative and each other board member, officer, employee or other representative of any of the ETE Entities or any of the Regency Entities who has received Commercially Sensitive Information related to any of the ETP Entities will deliver to the General Counsel of ETP GP, before December 31 of each year, a written affirmation that such person remains fully in compliance with this policy with respect to all such Commercially Sensitive Information theretofore received by such person.
7. Review of Policies by Conflicts Committees
     7.1 The ETE Conflicts Committee, the ETP Conflicts Committee and the Regency Conflicts Committee will evaluate the effectiveness of the policies set forth in this Statement not less frequently than every six months, and each such Conflicts Committee will be entitled to propose changes to the policies set forth in this Statement in connection with such periodic evaluations. Any such proposed changes that are agreed to by the ETE Conflicts Committee, the ETP Conflicts Committee and the Regency Conflicts Committee will be reflected in an amendment or restatement of this Statement, and such amendment or restatement of this Statement will be disseminated or made available, by means of posting to a website, email or other form of communication, to the applicable personnel of the ETE Entities, the ETP Entities and the Regency Entities.
     7.2 In the event that the ETE Conflicts Committee determines that the policies set forth in this Statement, as this Statement may be amended from time to time, are no longer in the best interests of the unitholders of ETE, the ETE Conflicts Committee will have the unilateral right to terminate this Statement, in which case the Initial Statement will be automatically reinstated with respect to the ETE Entities, the ETP Entities and the Regency Entities.

     7.3 In the event that the ETP Conflicts Committee determines that the policies set forth in this Statement, as this Statement may be amended from time to time, are no longer in the best interests of the unitholders of ETP, the ETP Conflicts Committee will have the unilateral right to terminate this Statement, in which case the Initial Statement will be automatically reinstated with respect to the ETP Entities, the ETE Entities and the Regency Entities.
     7.4 In the event that the Regency Conflicts Committee determines that the policies set forth in this Statement, as this Statement may be amended from time to time, are no longer in the best interests of the unitholders of Regency, the Regency Conflicts Committee will have the unilateral right to terminate this Statement, in which case the Initial Statement will be automatically reinstated with respect to the ETE Entities, the ETP Entities and the Regency Entities.
     7.5 In addition, this Statement will automatically terminate on June 30 and December 31 of each calendar year unless, within 60 days prior to such termination date, the ETE Conflicts Committee, the ETP Conflicts Committee and the Regency Conflicts Committee approve the continuation of this Statement and, in the event of any such termination, the Initial Statement will be automatically reinstated with respect to the ETE Entities, the ETP Entities and the Regency Entities.
     7.6 Notwithstanding whether this Statement or any portion hereof is terminated with respect to any or all of the ETE Entities, the ETP Entities and/or the Regency Entities, all confidentiality obligations in force prior to any such termination (including any obligations acknowledged by execution of any confidentiality agreement or acknowledgment in the forms attached as Appendices to this Statement) shall remain in force and shall not be released or terminated as a result of any such termination.
8. Implementation
     The President of ETE GP, the General Counsel of ETP GP and the General Counsel of Regency GP shall, subject to the oversight of the respective ETE Conflicts Committee, the ETP Conflicts Committee and the Regency Conflicts Committee, be responsible for implementation of this Statement, which shall include but not be limited to preparation and distribution (including, in all cases, distribution to the applicable Conflicts Committee(s)) of a more detailed explanation of the purpose, intent and application of this Statement, and in this regard such persons will act jointly to the extent they deem appropriate. This Statement (and, specifically, this Section 8) does not increase any obligation of (nor does it alter the right to indemnity or exculpation of) any such President and General Counsel under the ETE Governance Agreements, ETP Governance Agreements or Regency Governance Agreements, as applicable.
9. Approval of Statement by Conflicts Committees
     This Statement has been approved by each of the board of directors of each of ETE GP, ETP GP and Regency GP, as well as the ETP Conflicts Committee and the Regency Conflicts Committee, for purposes of resolving conflicts of interest, and potential conflicts of interest, between and among the ETE Entities, the ETP Entities and the Regency Entities in accordance with Section 7.9(a) of the ETE Partnership Agreement, Section 7.9(a) of the ETP Partnership Agreement and Section 7.9(a) of the Regency Partnership Agreement.
10. Definitions
     For purposes of this statement, capitalized terms used but not defined above shall have the following meanings:
     “Commercially Sensitive Information” shall mean, with respect to any Person, information about (1) Commercial Development Activities under consideration by such Person at the time or (2) other competitively sensitive information of such Person related to Potentially Overlapping Business including, without limitation, (i) information regarding the names of or prices, costs, margins, volumes and contractual terms for any current or potential customer, (ii) all plans or strategies used or adopted to negotiate, target or identify a current or potential customer or group of customers for any asset or service or to expand existing service offerings or offer a new service, (iii) all information regarding plans and prospective budgets to expand an existing facility or build a new facility, (iv) all information regarding a proposal to buy an existing facility, (v) information related to the capacity and capacity utilization of any facility, (vi) information regarding any opportunity to acquire a business, asset or entity or to develop or construct any new interstate or intrastate natural gas pipeline, interstate or intrastate natural gas liquids pipeline, natural gas gathering system, natural gas treating, processing or fractionating facilities, natural gas storage facility, or any other midstream natural gas assets or facilities; any natural gas compression services business or assets; any wholesale or retail propane facility or business; any other midstream or natural gas related assets, such as compression facilities, shipping facilities or marketing assets and (vii) any other confidential information regarding any Person that owns, operates or is an affiliate of any Person that is identified in clauses (i) through (vii) if the sharing of such information by such Person with another party to this Statement would reasonably be expected to constitute a violation of any fiduciary duty, law or any contract to which such Person is a party, provided, however, that Commercially Sensitive Information with respect to a Person shall not include (A) any information that is otherwise in the public domain, (B) with respect to any of the Regency Entities, (I) any information provided to any of the ETE Entities or any of the ETP Entities from a Person other than an ETE Entity or a Regency Entity on an unsolicited basis relating to a potential Development Opportunity that is not based on information that would otherwise constitute Commercially Sensitive Information relating to any of the Regency Entities or (II) any information otherwise independently developed by an ETE Entity or an ETP Entity without use of, or reliance on, any information that would otherwise constitute Commercially Sensitive Information relating to any of the Regency Entities and (C) with respect to any of the ETP Entities, (I) any information provided to any of the ETE Entities or any of the Regency Entities from a Person other than an ETE Entity or an ETP Entity on an unsolicited basis relating to a potential Development Opportunity that is not based on information that would otherwise constitute Commercially Sensitive Information relating to any of the ETP Entities or (II) any information otherwise independently developed by an ETE Entity or a Regency Entity without use of, or reliance on, any information that would otherwise constitute Commercially Sensitive Information relating to any of the ETP Entities. (For example, information provided by an investment bank, private equity firm or other financial services firm relating to a potential acquisition based on information in the public domain and not based on information obtained from such Person that would not otherwise constitute Commercially Sensitive Information.)
     “Commercial Development Activities” shall mean information with respect to (i) proposed changes to or transactions involving any Potentially Overlapping Business, (ii) any plans and strategies dealing with Potentially Overlapping Business and (iii) any opportunities to construct or acquire, directly or indirectly (including, without limitation, by means of joint venture or by means of acquisition of assets, equity interest in an entity, contractual rights to capacity or use, or otherwise), any interstate or intrastate natural gas pipeline, interstate or intrastate natural gas liquids pipeline, natural gas gathering system, natural gas treating, processing or fractionating facilities, natural gas storage facility, or any other midstream natural gas assets or facilities; any natural gas compression services business or assets; any wholesale or retail propane facility or business; or any other midstream or natural gas related assets, such as compression facilities, shipping facilities or marketing assets.
     “Designated ETP Representative” means any ETP Representative specified by the Regency Conflicts Committee to be eligible to receive Commercially Sensitive Information from any of the Regency Entities, subject to such representative’s compliance with this Statement (including Section 6).
     “Designated Regency Representative” means any Regency Representative specified by the ETP Conflicts Committee to be eligible to receive Commercially Sensitive Information from any of the ETP Entities, subject to such representative’s compliance with this Statement (including Section 6).
     “Development Opportunity” means any opportunity to participate in a transaction described in clause (iii) of Commercial Development Activities or any opportunity to offer to, or negotiate with, a current or potential customer or group of customers any tariff rates, capacities or other aspects of any gathering, treating, processing, transportation or other service related to any assets or systems described in such clause (iii).
     “Enterprise Entities” shall mean EPE, EPE GP and their respective subsidiaries (excluding any of the ETE Entities, any of the ETP Entities and any of the Regency Entities).
     “EPE” shall mean Enterprise GP Holdings L.P.
     “EPE GP” shall mean EPE Holdings, LLC, the general partner of EPE.
     “ETE Entities” shall mean ETE, ETE GP and their respective subsidiaries (excluding any of the ETP Entities and any of the Regency Entities).
     “ETE Governance Agreements” shall mean the ETE Partnership Agreement and the Amended and Restated Limited Liability Company Agreement of ETE GP, dated as of May 7, 2007, as amended or restated from time to time.
     “ETE GP” shall mean LE GP, LLC, a Delaware limited liability company that serves as the general partner of ETE.

     “ETE Partnership Agreement” means the Third Amended and Restated Agreement of Limited Partnership of ETE, dated as of February 8, 2006, as amended or restated from time to time.
     “ETP Conflicts Committee” means the Conflicts Committee of the Board of Directors of ETP GP.
     “ETP Dedicated Committee” means a committee of the Board of Directors of ETE GP comprised solely of two or more ETP Dedicated ETE Board Members.
     “ETP Dedicated ETE Employees” means officers or employees of any of the ETE Entities who (i) are not officers, directors or employees of any of the Regency Entities or a Regency Dedicated Employee and (ii) are specified by the Board of Directors of ETE GP to be involved in making decisions on behalf of any of the ETE Entities related to the ETP Entities; provided that any time an ETP Dedicated Employee is so specified, notice thereof will be promptly delivered to the ETP Conflicts Committee.
     “ETP Dedicated ETE Board Members” means the members of the Board of Directors of ETE GP who (i) are not officers, directors or employees of any of the Regency Entities and (ii) are specified by the Board of Directors of ETE GP to be involved in making decisions on behalf of any of the ETE Entities related to the ETP Entities; provided that any time an ETP Dedicated ETE Board Member is so specified, notice thereof will be promptly delivered to the ETP Conflicts Committee.
     “ETP Governance Agreements” means (i) the ETP Partnership Agreement, (ii) the Third Amended and Restated Agreement of Limited Partnership of ETP GP LP, dated as of April 17, 2009, as amended or restated from time to time and (iii) the Third Amended and Restated Limited Liability Company Agreement of ETP GP, dated as of April 17, 2007, as amended or restated from time to time.
     “ETP Entities” shall mean ETP GP, ETP GP LP, ETP and their respective subsidiaries.
     “ETP GP” shall mean Energy Transfer Partners, L.L.C., a Delaware limited liability company that serves as the general partner of ETP GP LP.
     “ETP GP LP” shall mean Energy Transfer Partners GP, L.P., a Delaware limited partnership that serves as the general partner of ETP.
     “ETP Partnership Agreement” means the Second Amended and Restated Agreement of Limited Partnership of ETP, dated as of July 28, 2009, as amended or restated from time to time.
     “ETP Representative” shall mean an individual who is an officer, director, employee or other representative of any of the ETP Entities and who is not an officer, director or employee of any of the Regency Entities.
     “ETP Screening Committee” means a committee comprised of the Chief Executive Officer of ETP GP, Chief Financial Officer of ETP GP, the General Counsel of ETP GP and one

member of the ETP Conflicts Committee appointed to the ETP Screening Committee by the ETP Conflicts Committee.
     “Independent Director” shall mean, with respect to any of ETE GP, ETP GP or Regency GP, an individual director who meets the independence, qualification and experience requirements established by the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, and by The New York Stock Exchange or the Nasdaq Global Select Market, as applicable, as applied to ETE GP, ETP GP or Regency GP, as the case may be.
     “Initial Statement” means the Statement of Policies Related to Potential Conflicts Among Energy Transfer Equity, L.P., Energy Transfer Partners L.P. and Regency Energy Partners LP dated as of May 26, 2010 attached hereto as Appendix D to this Statement.
     “Person” means any natural person or corporation, partnership or other entity.
     “Potentially Overlapping Business” shall mean, with respect to the ETP Entities, such assets, business operations or business opportunities of the ETP Entities that are, or could potentially be, competitive with the assets, business operations or business opportunities of the Regency Entities and shall mean, with respect to the Regency Entities, such assets, business operations or business opportunities of the Regency Entities that are, or could potentially be, competitive with the assets, business operations or business opportunities of the ETP Entities.
     “Regency Conflicts Committee” means the Conflicts Committee of the Board of Directors of Regency GP.
     “Regency Dedicated Committee” means a committee of the Board of Directors of ETE GP comprised solely of two or more Regency Dedicated ETE Board Members.
     “Regency Dedicated ETE Employees” means officers or employees of any of the ETE Entities who (i) are not officers, directors or employees of any of the ETP Entities or an ETP Dedicated Employee and (ii) are specified by the Board of Directors of ETE GP to be involved in making decisions on behalf of any of the ETE Entities related to the Regency Entities; provided that any time a Regency Dedicated Employee is so specified, notice thereof will be promptly delivered to the Regency Conflicts Committee.
     “Regency Dedicated ETE Board Members” means the members of the Board of Directors of ETE GP who (i) are not officers, directors or employees of any of the ETP Entities or any of the Enterprise Entities and (ii) are specified by the Board of Directors of ETE GP to be involved in making decisions on behalf of ETE related to the Regency Entities; provided that any time a Regency Dedicated ETE Board Member is so specified, notice thereof will be promptly delivered to the Regency Conflicts Committee.
     “Regency Entities” shall mean Regency, Regency GP LP, Regency GP and their respective subsidiaries.
     “Regency Governance Agreements” means (i) the Regency Partnership Agreement, (ii) the Amended and Restated Agreement of Limited Partnership of Regency GP LP, dated as of

February 3, 2006, as amended or restated from time to time and (iii) the Amended and Restated Limited Liability Company Agreement of Regency GP, dated as of February 3, 2006, as amended or restated from time to time.
     “Regency GP” means Regency GP LLC, a Delaware limited liability company that serves as the general partner of Regency GP LP.
     “Regency GP LP” means Regency GP LP, a Delaware limited partnership that serves as the general partner of Regency.
     “Regency Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of Regency, dated as of February 3, 2006, as amended or restated from time to time.
     “Regency Representative” shall mean an individual who is an officer, director, employee or other representative of any of the Regency Entities and who is not an officer, director or employee of any of the ETP Entities or any of the Enterprise Entities.
     “Regency Screening Committee” means a committee comprised of the Chief Executive Officer of Regency GP, the Chief Financial Officer of Regency GP, the General Counsel of Regency GP and one member of the Regency Conflicts Committee appointed to the Regency Screening Committee by the Regency Conflicts Committee.
     “Screening Officer” shall mean, with respect to ETP, any of the members of the ETP Screening Committee and, with respect to Regency, any of the members of the Regency Screening Committee.

APPENDIX A
     ACKNOWLEDGEMENT OF PROVISIONS RELATED TO SCREENING OF COMMERCIALLY SENSITIVE INFORMATION
     The undersigned hereby certifies as to the following:
1.	I acknowledge and accept the terms and conditions of, and agree to be bound by, the Statement of Policies Relating to Potential Conflicts Among Energy Transfer Equity, L.P., Energy Transfer Partners, L.P. and Regency Energy Partners LP, dated August 10 , 2010 (hereinafter the “Statement”);

2.	I understand that my access to Commercially Sensitive Information (as that term is defined in the Statement) of any of the Regency Entities is governed by, and subject to, the provisions relating to the “Screening of Commercially Sensitive Information” set forth in the Statement;

3.	I agree not to provide to any of the directors, officers, employees or other representatives of any of the ETE Entities, the ETP Entities or the Enterprise Entities (in each case as defined in the Statement) any Commercially Sensitive Information related to any of the Regency Entities, except as expressly permitted by the Statement.

Printed Name

Signature

Position/Title

Name of Company
     Executed this                      day of                     ,                     .
     As reconfirmed and acknowledged as of December 31,                     .

APPENDIX B
     ACKNOWLEDGEMENT OF PROVISIONS RELATED TO SCREENING OF COMMERCIALLY SENSITIVE INFORMATION
     The undersigned hereby certifies as to the following:
1.	I acknowledge and accept the terms and conditions of, and agree to be bound by, the Statement of Policies Relating to Potential Conflicts Among Energy Transfer Equity, L.P., Energy Transfer Partners, L.P. and Regency Energy Partners LP, dated August 10 , 2010 (hereinafter the “Statement”);

2.	I understand that my access to Commercially Sensitive Information (as that term is defined in the Statement) of any of the ETP Entities is governed by, and subject to, the provisions relating to the “Screening of Commercially Sensitive Information” set forth in the Statement;

3.	I agree not to provide to any of the directors, officers, employees or other representatives of any of the ETE Entities, the Regency Entities or the Enterprise Entities (in each case as defined in the Statement) any Commercially Sensitive Information related to any of the ETP Entities, except as expressly permitted by the Statement.

Printed Name

Signature
     Executed this                      day of                     ,                     .
     As reconfirmed and acknowledged as of December 31,                     .

APPENDIX C

CONFIDENTIALITY AGREEMENT

CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT
[Date]
Regency Energy Partners LP
2001 Bryan Street, Suite 3700
Dallas, Texas 75201
Gentlemen:
     In connection with our mutual interest in a possible transaction (the “Transaction”) involving Energy Transfer Partners L.P., a Delaware limited partnership (“ETP”), and Regency Energy Partners LP, a Delaware limited partnership (“Regency”), with respect to [description of project], each of ETP and Regency are providing the other party with certain information that is either non-public, confidential or proprietary in nature (“Confidential Information”). In consideration of the furnishing by each of ETP and Regency (collectively, the “Parties”) to the other Party of Confidential Information, each of the Parties hereby agree as follows:
4.	“Confidential Information” includes any non-public, confidential or proprietary information furnished by either ETP or Regency, as the case may be (each in such case a “Disclosing Party”) to the other (each in such case the “Receiving Party”), including, without limitation, (a) any such information transferred or transmitted in writing, orally, visually, electronically or by any other means, whether prior to, on, or after the date hereof, (b) information provided to the Receiving Party by a third party that Receiving Party knows has been provided at the direction of the Disclosing Party, and (c) any memoranda, reports, analyses, extracts or notes that the Receiving Party or its Representatives (as defined below) produce that are based on, reflect, or contain any of the Confidential Information (the items referred to in this clause (c) collectively referred to as “Notes”). Confidential Information does not include any information that (i) is or becomes generally available to the public other than as a result of a disclosure by the Receiving Party or any of its Representatives in violation of this Agreement, (ii) was in the Receiving Party’s possession prior to the disclosure of the Confidential Information pursuant to this Agreement, (iii) becomes available to the Receiving Party or its Representatives on a non-confidential basis from a third party, provided that the Receiving Party did not know, after reasonable inquiry, that such source was subject to an obligation not to disclose such information; and/or (iv) was independently developed by the Receiving Party or its Representatives without reference to Confidential Information.

5.	Nondisclosure of Confidential Information. The Receiving Party will keep the Confidential Information confidential and will not disclose the Confidential Information to anyone other than as permitted under the terms and conditions referred to in this letter agreement (the “Agreement”).

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6.	Use of Confidential Information. The Receiving Party recognizes and acknowledges the competitive value and confidential nature of the Confidential Information and the damage that could result to the Disclosing Party if any information contained therein is disclosed to a third party in violation of this Agreement. The Confidential Information will be used by the Receiving Party solely for the purpose of analyzing and evaluating the desirability of entering into the Transaction and the implementing and monitoring of the Transaction and for no other purpose (the “Permitted Purpose”). The Receiving Party will permit its affiliates and its and their respective employees, officers, directors, partners, members, managers, agents, advisors and representatives (collectively “Representatives”) access to the Confidential Information only to the extent necessary to allow such Representatives to assist the Receiving Party in the Permitted Purpose. Prior to granting such Representatives access to the Confidential Information, the Receiving Party will inform them of its confidential nature and of the confidentiality obligations of this Agreement. The Receiving Party agrees to be responsible for any breach of the confidentiality obligations of this Agreement by any of its Representatives, except in cases where a Representative enters into a direct confidentiality agreement with a Disclosing Party, in which case the Receiving Party in question shall have no liability hereunder for any purported breach by such Representatives. The Receiving Party further agrees to be responsible for any damage, loss or expense incurred as a result of the use of the Confidential Information by the Receiving Party’s Representatives or other recipients contrary to the terms of this Agreement.

7.	Information about Transaction. Unless required by applicable law, rule, regulation or governmental request (including oral questions, interrogatories, requests for information or documents, subpoenas, investigative demands, regulatory process, court decrees or similar legal process (all of the foregoing, “Legal Process”) (in which case the Party in question will promptly advise and consult with each other Party and its counsel prior to such disclosure, to the extent practicable and legally permissible) or as otherwise provided in Paragraph 5 of this Agreement, without the prior written consent of the other Parties and approval of the contents thereof, each Party will, and will cause its Representatives to, not disclose to any person (a) the fact that discussions or negotiations are taking place concerning a possible Transaction, (b) any of the terms, conditions or other facts with respect to such Transaction, including the status thereof, or (c) the existence of this Agreement, the terms hereof or that Confidential Information has been made available pursuant to this Agreement.

8.	Required Disclosure. If a Receiving Party or its Representatives are requested to disclose any Confidential Information (including, but not limited to, any Notes) in connection with any Legal Process, such

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Receiving Party will, to the extent practicable and legally permissible, notify the Disclosing Party immediately in writing of the existence, terms and circumstances surrounding such a request, so that the Disclosing Party may, in its sole discretion, seek a protective order or other appropriate remedy and/or take steps to resist or narrow the scope of the disclosure sought by such request, in each case at its expense. The Receiving Party in such case agrees to assist the Disclosing Party, at the Disclosing Party’s expense, in seeking a protective order or other remedy, if requested by the Disclosing Party. If a protective order or other remedy is not obtained and, upon the advice of the Receiving Party’s counsel, disclosure is required or prudent, the Receiving Party may make such disclosure without liability under this Agreement, provided that the Receiving Party or its Representatives furnish only that portion of the Confidential Information which the Receiving Party or its Representatives reasonably believe is necessary in such circumstances to be disclosed, the Receiving Party gives, to the extent practicable and legally permissible, the Disclosing Party notice of the information to be disclosed as far in advance of its disclosure as practicable and the Receiving Party uses its commercially reasonable efforts, at the Disclosing Party’s expense, to ensure that confidential treatment will be accorded to all such disclosed Confidential Information.
9.	Completeness of Confidential Information. Each Receiving Party acknowledges and agrees that neither the Disclosing Party nor any of the Disclosing Party’s Representatives nor any of their respective officers, directors, employees, agents or “controlling persons” (within the meaning of Section 20 of the Securities Exchange Act of 1934, as amended), (a) has made or makes any express or implied representation or warranty as to the accuracy or completeness of the Confidential Information provided by such Disclosing Party, or (b) will have any liability whatsoever to the Receiving Party or any of its Representatives resulting from or relating to any use of the Confidential Information or any errors therein or omissions therefrom. Each Receiving Party further agrees that it is not entitled to rely on the accuracy or completeness of the Confidential Information received by it, and that it will only be entitled to rely on such representations and warranties as may be included in any definitive agreement with respect to the Transaction, subject to such limitations and restrictions as may be contained therein.
10.	Return of Confidential Information. Upon a decision by a Party not to pursue the Transaction, such Party shall promptly inform the other Party in writing of such decision. Upon the written request of the Disclosing Party in question, the Receiving Party in question and its Representatives will, at such Receiving Party’s option, either destroy all Confidential Information and Notes in its possession, or turn them over to the Disclosing Party, and no copy thereof will be retained by the Receiving Party or its Representatives. Notwithstanding the foregoing, the Receiving Party and

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its Representatives (a) shall be permitted to maintain one copy of Confidential Information and Notes for audit and enforcement purposes, (b) are not required to alter their normal record retention polices, (c) shall not be required to erase Confidential Information contained in an automatic computer back-up system recovery, (d) may retain Confidential Information to the extent required by law or regulation, and (e) may retain one copy of Confidential Information and Notes for the purposes of resolving any disputes that may arise hereunder or pursuant to a Transaction, but in each of the foregoing cases the Receiving Party in question and its Representatives shall retain all such materials subject to the confidentiality obligations contained herein and shall take reasonable precautions to ensure that retained information remains secure. The Receiving Party will deliver to the Disclosing Party a certificate that it, along with its Representatives, have complied with the requirements of this Paragraph 10. Notwithstanding the return, deletion or destruction of the Confidential Information, each Receiving Party and its Representatives will continue to be bound by all obligations of confidentiality and other obligations under this Agreement.
11.	No Legal Obligation. None of the Parties will be under any legal obligation with respect to a Transaction unless and until a definitive agreement between the Parties is executed and delivered.

12.	Equitable Relief and Other Remedies. Each Receiving Party acknowledges and agrees that the Disclosing Party in question may be damaged irreparably if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Accordingly, each Disclosing Party will be entitled to equitable relief, including, without limitation, an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and its provisions in any action or proceeding instituted in any state or federal court located the State of Delaware having jurisdiction over the Parties and the matter (the “Designated Forum”), in addition to any other remedy to which the Disclosing Party may be entitled, at law or in equity. Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity. Except as expressly provided herein, nothing herein will be considered an election of remedies.

13.	Submission to Jurisdiction. Any action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement will only be brought in any state or federal court located in the Designated Forum, and each Party consents to the exclusive jurisdiction and venue of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection

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that it may now or hereafter have to the laying of the venue of any such action, suit or proceeding in any such court or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on either Party anywhere in the world, whether within or outside the jurisdiction of any such court. Without limiting the foregoing, service of process on either Party or its Representatives at the address specified in Paragraph 19 of this Agreement for such party will be deemed effective service of process.
14.	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law principles. This Agreement may not be amended or modified except by a writing signed by both of the Parties.
15.	Extension or Waiver. Either Party may (a) extend the time for the performance of any of the obligations of the other Parties under this Agreement, and/or (b) waive compliance with any of the agreements or conditions for such Party’s benefit contained herein. Any such extension or waiver will be valid only if set forth in a writing signed by the Party granting such extension or waiver. No waiver by any Party of any default, misrepresentation or breach hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence. Neither the failure nor any delay by any Party to exercise any right or remedy under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.
16.	Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any Party or to any circumstance, is judicially determined not to be enforceable in accordance with its terms, the Parties agree that the court judicially making such determination may modify the provision in a manner consistent with its objectives such that it is enforceable, and/or delete specific words or phrases, and in its modified form, such provision will then be enforceable and will be enforced.
17.	Securities Laws. Each Party acknowledges that it is aware that the securities laws of the United States (as well as stock exchange regulations) prohibit any person who has material, non-public information concerning a Party or a possible transaction involving a Party from purchasing or selling that Party’s securities when in possession of such information and from communicating such information to any other person or entity under circumstances in which it is reasonably foreseeable that such person or

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entity is likely to purchase or sell such securities in reliance upon such information.

18.	Term. Except as otherwise expressly set forth herein, the obligations of the Parties under this Agreement will terminate on the second anniversary of the date of this Agreement.

19.	Entire Agreement. This Agreement constitutes the entire agreement and understanding of the Parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

20.	Assignment. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Party, and any such assignment by a Party without prior written approval of the other Parties will be deemed invalid and not binding on such other Party.

21.	Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, which delivery may be made by exchange of copies of the signature page by facsimile or electronic mail transmission.

22.	Notices. All notices, requests and other communications provided for or permitted to be given under this Agreement must be in writing and must be given by personal delivery, by certified or registered United States mail (postage prepaid, return receipt requested), by a nationally recognized overnight delivery service for next day delivery, or by facsimile transmission, to the intended recipient at the address set forth for the recipient on the signature page (or to such other address as any Party may give in a notice given in accordance with the provisions hereof). All notices, requests or other communications will be effective and deemed given only as follows: (i) if given by personal delivery, upon such personal delivery, (ii) if sent by certified or registered mail, on the fifth business day after being deposited in the United States mail or (iii) if sent for next day delivery by overnight delivery service, on the date of delivery as confirmed by written confirmation of delivery. Notices, requests and other communications sent in any other manner, including by electronic mail, will not be effective.

23.	Other. With respect to personal data contained in any Confidential Information, each Disclosing Party confirm that disclosure to and use by the Receiving Party and its Representatives pursuant to the terms of this Agreement will be in accordance with applicable data protection laws and

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regulations. For purposes of this paragraph, “personal data” means information that relates to a living individual who can be identified or who is identifiable.
If you are in agreement with the foregoing, please sign and return the enclosed copy this letter which will constitute the Agreement with respect to the subject matter of this letter as of the date first above written.

Very truly yours,

Energy Transfer Partners, L.P.

By:	Energy Transfer Partners, GP, L.P.,
Its general partner

By:	Energy Transfer Partners, L.L.C.,
Its general partner

By:

Name:	Kelcy L. Warren
Title:	Chief Executive Officer

3738 Oak Lawn Avenue
Dallas, Texas 75219

AGREED AND ACCEPTED:

Regency Energy Partners LP

By:	Regency GP LP, its general partner

	By:	Regency GP LLC, its general partner
By:

Name:
Title:
2001 Bryan Street, Suite 3700
Dallas, Texas 75201

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APPENDIX D
INITIAL STATEMENT

STATEMENT OF POLICIES RELATING TO POTENTIAL
CONFLICTS AMONG ENERGY TRANSFER PARTNERS, L.P., ENERGY
TRANSFER EQUITY, L.P. AND REGENCY ENERGY PARTNERS, L.P.
     This Statement of Policies Related to Potential Conflicts among Energy Transfer Partners, L.P., Energy Transfer Equity, L.P. and Regency Energy Partners, L.P. (the “Statement”) specifies the policies and procedures that have been adopted by Energy Transfer Equity, L.P. (“ETE”), Energy Transfer Partners, L.P. (“ETP”) and Regency Energy Partners LP (“Regency”), as authorized and approved by their respective general partners as of May 26, 2010, to address potential conflicts among, and protect the confidential and proprietary information of, ETE, ETP and Regency.
Corporate Governance
     Independent Directors. Each of ETE GP, ETP GP and Regency GP will have at least three Independent Directors (as defined below) on its board of directors.
     Directors and Invited Guests to Board Meetings. No director, officer, employee or other representative of any of the Energy Transfer Entities or any of the Enterprise Entities will serve on the board of directors of Regency GP, and no director, officer, employee or other representative of Regency GP, Regency or their respective subsidiaries (collectively, the “Regency Entities”) will serve on the board of directors of ETE GP or ETP GP; provided, however, that ETE, as the direct or indirect owner of 100% of the member interests of Regency GP, may appoint one or more individuals who is not an officer, director or employee of ETP GP, ETP or any of their respective subsidiaries or any of the Enterprise Entities (each such individual, an “ETE Representative”) to serve on the board of directors of Regency GP subject to (i) the restriction related to Commercially Sensitive Information set forth in this Statement, (ii) such individual’s acknowledgement and agreement that, in the event that any of the relevant antitrust authorities require any such individual to terminate such individual’s position as a director of Regency GP based on antitrust law, such individual will promptly resign from the board of directors of Regency GP, and (iii) such person’s written acknowledgement of such restriction in the form provided in Appendix A to this Statement. In addition, the participation by any officer, director, employee or other representative of the Energy Transfer Entities as an invited guest at any meeting of the board of directors of Regency GP will also be subject to (i) the restriction related to Commercially Sensitive Information set forth in this Statement and (ii) such person’s written acknowledgement of such restriction in the form provided in Appendix A to this Statement.
Separate Employees
     None of the Energy Transfer Entities will employ any person who is, or was within the prior six months (or the prior 12 months in the case of a management level employee), an employee of any of the Regency Entities (other than any employee of the Energy Transfer Entities on the date hereof) without prior approval of one of the Screening Officers of ETP. None of the Regency Entities will employ any person who is, or was within the prior six months (or the prior 12 months in the case of a management

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level employee), an employee of any of the Energy Transfer Entities (other than any employee of the Regency Entities on the date hereof) without prior approval of one of the Screening Officers of Regency.
Transactions Between Energy Transfer Entities and Regency Entities
     Any material transaction between any of the Energy Transfer Entities, on the one hand, and the Regency Entities, on the other hand, will require (a) if the transaction relates to ETE, the prior approval of any of (i) the Board of Directors of ETE GP, (ii) the Conflicts Committee of the Board of Directors of ETE GP or (iii) another duly authorized committee of the Board of Directors of ETE GP), (b) if the transaction relates to ETP, the prior approval of any of (i) the Board of Directors of ETP GP, (ii) the Conflicts Committee of the Board of Directors of ETP GP or (iii) another duly authorized committee of the Board of directors of ETP GP and (c) if the transaction relates to Regency, the prior approval of the Conflicts Committee of the Board of Directors of Regency GP. In addition, each of ETE, ETP and Regency will be subject to their obligations under their respective credit agreements related to transactions with affiliates.
Screening of Commercially Sensitive Information; Business Opportunities
     The Energy Transfer Entities will take reasonable precautions to ensure that the Energy Transfer Entities do not provide information to any of the Regency Entities, or any of their respective directors, officers, employees or representatives that the ETP Screening Committee reasonably determines in good faith to be Commercially Sensitive Information related to the Energy Transfer Entities; provided that, in the event that the Commercially Sensitive Information relates to an opportunity identified by any of the Energy Transfer Entities to acquire a business, asset or entity or to develop or construct any new pipeline, gathering system, storage facility or other facility and the ETP Screening Committee reasonably determines that such opportunity is not an opportunity that the Energy Transfer Entities desire to pursue due to the projected economics related to such opportunity, the capital requirements related to such opportunity, the strategic implications of such opportunity or other factors, then the ETP Screening Committee will seek approval of the Conflicts Committee of the Board of Directors of ETP GP (or another duly authorized committee of the Board of Directors of ETE GP) and, in the event such approval is obtained, the ETP Screening Committee will be permitted to present such opportunity to Regency.
     The Regency Entities will take reasonable precautions to ensure that the Regency Entities do not provide information to any of the Energy Transfer Entities, or any of their respective directors, officers, employees or representatives, that the Regency Screening Committee reasonably determines in good faith to be Commercially Sensitive Information related to the Regency Entities; provided that, in the event that the Commercially Sensitive Information relates to an opportunity identified by any of the Regency Entities to acquire a business, asset or entity or to develop or construct any new pipeline, gathering system, storage facility or other facility and the Regency Screening Committee reasonably determines that such opportunity is not an opportunity that the

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Regency Entities desire to pursue due to the projected economics related to such opportunity, the capital requirements related to such opportunity, the strategic implications of such opportunity or other factors, then the Regency Screening Committee will seek approval of the Conflicts Committee of the Board of Directors of Regency GP and, in the event such approval is obtained, the Regency Screening Committee will be permitted to present such opportunity to ETP.
     The Energy Transfer Entities will take reasonable precaution to ensure that the Energy Transfer Entities do not provide to any of the Enterprise Entities any Commercially Sensitive Information related to the Regency Entities.
     Any officer, director, employee or other representative of the Energy Transfer Entities who attends a board meeting of Regency GP must take reasonable precautions not to provide at, in connection with, or arising out of such meeting or such attendance any Commercially Sensitive Information relating to any of the Energy Transfer Entities to any of the representatives, employees, officers or directors of any of the Regency Entities. The General Counsel of Regency or such other legal counsel designated by the General Counsel of Regency shall be present at all such meetings, to the extent reasonably practicable, in order to identify any Commercially Sensitive Information that is presented or discussed.
Definitions
     For purposes of this statement, capitalized terms used but not defined above shall have the following meanings:
     “Commercially Sensitive Information” shall mean, with respect to any Person, information about (1) Commercial Development Activities or (2) other competitively sensitive information of such Person related to Potentially Overlapping Business including, without limitation, (i) information regarding the names of or prices, costs, margins, volumes and contractual terms for any current or potential customer, (ii) any method, tool or computer program used to determine prices for any asset or service, (iii) all plans or strategies used or adopted to negotiate, target or identify a current or potential customer or group of customers for any asset or service or to expand existing service offerings or offer a new service, (iv) all information regarding plans and prospective budgets to expand an existing facility or build a new facility, (v) all information regarding a proposal to buy an existing facility, (vi) information related to the capacity and capacity utilization of any facility, (vii) information regarding any opportunity to acquire a business, asset or entity or to develop or construct any new interstate or intrastate natural gas pipeline, interstate or intrastate natural gas liquids pipeline, natural gas gathering system, natural gas treating, processing or fractionating facilities, natural gas storage facility, or any other midstream natural gas assets or facilities; any natural gas compression services business or assets; any wholesale or retail propane facility or business; any other midstream or natural gas related assets, such as compression facilities, shipping facilities or marketing assets and (viii) any other confidential information regarding any Person that owns, operates or is an affiliate of any Person that is identified in clauses (i) through (vi) if the sharing of such information by such Person with another

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party to this Statement would reasonably be expected to constitute a violation of any fiduciary duty, law or any contract to which such Person is a party, provided, however, that Commercially Sensitive Information related to a Person shall not include any information that is otherwise in the public domain.
     “Commercial Development Activities” shall mean information with respect to (i) proposed changes to or transactions involving any Potentially Overlapping Business, (ii) any plans and strategies dealing with Potentially Overlapping Business and (iii) any opportunities to construct or acquire, directly or indirectly (including, without limitation, by means of joint venture or by means of acquisition of assets, equity interest in an entity, contractual rights to capacity or use, or otherwise), any interstate or intrastate natural gas pipeline, interstate or intrastate natural gas liquids pipeline, natural gas gathering system, natural gas treating, processing or fractionating facilities, natural gas storage facility, or any other midstream natural gas assets or facilities; any natural gas compression services business or assets; any wholesale or retail propane facility or business; any other midstream or natural gas related assets, such as compression facilities, shipping facilities or marketing assets.
     “Energy Transfer Entities” shall mean ETE GP, ETP GP, ETE, ETP or their respective subsidiaries (excluding Regency GP, Regency GP LP, Regency or any of their respective subsidiaries).
     “Enterprise Entities” shall mean EPE, EPE GP and their respective subsidiaries (excluding any of the Energy Transfer Entities).
     “EPE” shall mean Enterprise GP Holdings L.P.
     “EPE GP” shall mean EPE Holdings, LLC, the general partner of EPE.
     “ETE GP” shall mean LE GP, LLC, the general partner of ETE.
     “ETP GP” shall mean Energy Transfer Partners, L.L.C., the general partner of Energy Transfer Partners GP, L.P., the general partner of ETP.
     “ETP Screening Committee” means a committee comprised of the Chief Executive Officer, Chief Financial Officer and the General Counsel of ETP.
     “Independent Director” shall mean, with respect to any of ETE GP, ETP GP or Regency GP, an individual director who meets the independence, qualification and experience requirements established by the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, and by The New York Stock Exchange or the Nasdaq Global Select Market, as applicable, as applied to ETE GP, ETP GP or Regency GP, as the case may be.
     “Person” means any corporation, partnership or other entity.

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     “Potentially Overlapping Business” shall mean, with respect to the Energy Transfer Entities, such assets, business operations or business opportunities of the Energy Transfer Entities that are, or could potentially be competitive with the assets, business operations or business opportunities of the Regency Entities and shall mean, with respect to the Regency Entities, such assets, business operations or business opportunities of the Regency Entities that are, or could potentially be competitive with the assets, business operations or business opportunities of the Energy Transfer Entities.
     “Regency GP” means Regency GP, LLC, the general partner of Regency GP LP.
     “Regency GP LP” means Regency GP LP, the general partner of Regency.
     “Regency Screening Committee” means a committee comprised of the Chief Executive Officer, Chief Financial Officer and the General Counsel of Regency.
     “Screening Officer” shall mean, with respect to any of ETE, ETP or Regency, any of the respective Chief Executive Officer, President, Chief Financial Officer, General Counsel or Chief Compliance Officer of such entity.

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APPENDIX A
ACKNOWLEDGEMENT OF PROVISIONS RELATED TO SCREENING OF
COMMERCIALLY SENSITIVE INFORMATION
     I,                                          , certify as to the following:
     10.1 I acknowledge and accept the terms and conditions of the Statement of Policies Relating to Potential Conflicts Among Energy Transfer Equity, L.P., Energy Transfer Partners, L.P. and Regency Energy Partners LP, dated May 26, 2010 (hereinafter the “Statement”);
     10.2 I understand that my access to Commercially Sensitive Information (as that term is defined in the Statement) of any of the Regency Entities is governed by, and subject to, the provisions relating to the “Screening of Commercially Sensitive Information” set forth in the Statement;
     10.3 I agree to be bound by the provisions relating to the “Screening of Commercially Sensitive Information” set forth in the Statement; and
     10.4 I agree not to provide to any of the directors, officers, employees or other representatives of any of the Energy Transfer Entities (as defined in the Statement) any Commercially Sensitive Information related to any of the Regency Entities.

Printed Name

Signature

Position/Title

Name of Company
Executed this _____ day of                      , ______.

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